Exhibit 10.4

Execution Version

AMENDMENT TO STOCK ESCROW AGREEMENT

THIS AMENDMENT TO STOCK ESCROW AGREEMENT (this “Amendment”) is made and entered into as of June 17, 2019, by and among (i) MTech Acquisition Corp., a Delaware corporation (together with its successors, the “Company”), (ii) MTech Acquisition Holdings Inc., a Delaware corporation and, prior to the consummation of the transactions contemplated by the Merger Agreement (as defined below) (the “Closing”), a wholly-owned subsidiary of the Company, and which will be known after the Closing as “Akerna Corp.” (“Pubco”), (iii) MTech Sponsor LLC, a Florida limited liability company (“Founder”), and (iv) Continental Stock Transfer & Trust Company, a Delaware corporation, as escrow agent (“Escrow Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Stock Escrow Agreement (as defined below) (and if such term is not defined in the Stock Escrow Agreement, then the Merger Agreement).

RECITALS

WHEREAS, the Company, Founder and Escrow Agent are parties to that certain Stock Escrow Agreement, dated as of January 29, 2018 (the “Stock Escrow Agreement”), pursuant to which Founder, as a condition to the Company’s underwriting agreement with Early Bird Capital, Inc., agreed to deposit 1,437,500 shares of its Class F Common Stock of the Company (“Founder’s Shares”) into escrow with the Escrow Agent;

WHEREAS, on October 10, 2018, (i) Pubco, (ii) the Company, (iii) MTech Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), (iv) MTech Company Merger Sub LLC, a Colorado limited liability company and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), (v) Founder, in the capacity as the Purchaser Representative thereunder, (vi) MJ Freeway LLC, a Colorado limited liability company (together with its successors, “MJF”) and (vii) Jennifer Billingsley (as the successor to Harold Handelsman), in the capacity as Seller Representative thereunder entered into that certain Agreement and Plan of Merger (as amended from time to time in accordance with the terms thereof, including without limitation by the First Amendment to Merger Agreement, dated April 17, 2019, the “Merger Agreement”);

WHEREAS, pursuant to the Merger Agreement, subject to the terms and conditions thereof, among other matters, upon the Closing (a) Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Purchaser Merger”), and with security holders of the Company receiving substantially equivalent securities of Pubco, and (b) Company Merger Sub will merge with and into MJF, with MJF continuing as the surviving entity (the “Company Merger”, and together with the Purchaser Merger, the “Mergers” and, collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”), and with equity holders of MJF receiving shares of common stock of Pubco, and as a result of which Mergers, among other matters, the Company and MJF will become wholly-owned subsidiaries of Pubco and Pubco will become a publicly traded company, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the DGCL and the Colorado Act; and

WHEREAS, the parties hereto desire to amend the Stock Escrow Agreement to add Pubco as a party to the Stock Escrow Agreement and to revise the terms hereof in order to reflect the Transactions, including the issuance thereunder of shares of Pubco Common Stock in exchange for the Company’s outstanding shares.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of Pubco as a Party to the Stock Escrow Agreement. The parties hereby agree to add Pubco as a party to the Stock Escrow Agreement. The parties further agree that, from and after the Closing, (i) all of the rights and obligations of the Company under the Stock Escrow Agreement shall be, and hereby are, assigned and delegated to Pubco as if it were the original “Company” party thereto, and (ii) all references to the Company under the Stock Escrow Agreement relating to periods from and after the Closing shall instead be a reference to Pubco. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Stock Escrow Agreement, as amended by this Amendment, from and after the Closing as if it were the original “Company” party thereto.

2. Amendments to Stock Escrow Agreement. The parties hereto hereby agree to the following amendments to the Stock Escrow Agreement:

(a) The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Merger Agreement, are hereby added to the Stock Escrow Agreement as if they were set forth therein.

(b) The parties hereby agree that the term “Escrow Shares” as used in the Stock Escrow Agreement shall include any and all shares of common stock of Pubco into which the Founder’s Shares on deposit with the Escrow Agent automatically convert upon the effectiveness of the Mergers (and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities), which shares of common stock of Pubco shall continue to be held as Escrow Shares after the Closing in accordance with the terms and conditions of the Stock Escrow Agreement. The parties further agree that any reference in the Stock Escrow Agreement to “Common Stock” or “Class B Common Stock” will instead refer to the shares of common stock of Pubco (and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities).

(c) Section 6.6 of the Stock Escrow Agreement is hereby amended to add the following address for notices to Pubco under the Stock Escrow Agreement immediately after the address for the Company:

“If to Pubco, to:

Akerna Corp.

1601 Arapahoe Street, Suite 900

Denver, CO 80202

Attn: Chief Executive Officer

3. Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall only become effective upon the Closing. In the event that the Merger Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Stock Escrow Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Stock Escrow Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Stock Escrow Agreement in the Stock Escrow Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Stock Escrow Agreement, as amended by this Amendment (or as the Stock Escrow Agreement may be further amended or modified in accordance with the terms thereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Stock Escrow Agreement, including without limitation Section 6.1 thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each party hereto has caused this Amendment to Stock Escrow Agreement to be signed and delivered by its respective duly authorized officer as of the date first above written.

The Company:

MTECH ACQUISITION CORP.

By:	/s/ Scott Sozio
Name: Scott Sozio
Title: CEO

Pubco:

MTECH ACQUISITION HOLDINGS INC.

By:	/s/ Scott Sozio
Name: Scott Sozio
Title: President

Founder:

MTECH SPONSOR LLC

By:	/s/ Scott Sozio
Name: Scott Sozio
Title: President

Escrow Agent:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:	/s/ Henry Farrell
Name: Henry Farrell
Title: Vice President

[Signature Page to Amendment to Stock Escrow Agreement]

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